NASDAQ: AOBC Investor Presentation March 2017 © 2017 American Outdoor Brands Corp. All Rights Reserved. Exhibit 99.1

Safe Harbor Certain statements contained in this presentation may be deemed to be forward-looking statements under federal securities laws, and the Company intends that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include but are not limited to statements regarding the Company’s strategic focus, vision, mission, and strategy; the Company’s structure and objectives; the Company’s growth strategy; the Company’s acquisition strategy; the demand for the Company’s products and services; the Company’s new products and strategic product development; the Company’s market position; the Company’s expansion goals and opportunities; the Company’s vision and mission for the firearms business; the Company’s vision, mission, and values for the manufacturing services business; the Company’s long-term keys to success for the manufacturing services business; the Company’s target markets and target growth; the Company’s strategy and opportunities for the outdoor products and accessories business; the Company’s growth strategy for the electro-optics business; the Company’s plans to position the Company for future growth; and anticipated revenue, GAAP and non-GAAP earnings per share, tax rate, and share count for the Company in future periods. The Company cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include the demand for the Company’s products, the Company’s growth opportunities, the ability of the Company to obtain operational enhancements, the success of new products, the potential for increased regulation of firearms and firearm-related products, and other risks detailed from time to time in the Company’s reports filed with the SEC.

We have changed our holding company name to better reflect our expanding strategic focus on the markets for shooting, hunting, and rugged outdoor enthusiasts. Our firearms business will continue to operate as Smith & Wesson Corp., a subsidiary of American Outdoor Brands Corp. NASDAQ (AOBC). Holding Company Rebranding Our holding company was: Smith & Wesson Holding Corporation NASDAQ (SWHC) Our holding company is now: NASDAQ (AOBC) Effective January 1, 2017

To be the leading provider of quality products for the shooting, hunting, and rugged outdoor enthusiast To leverage our employees’ capabilities and experiences to design, produce, and market high quality, innovative firearms, accessories, and outdoor products that meet the needs and desires of our consumer and professional customers while delivering a healthy financial performance Develop innovative products Take market share Grow our brands Expand organically and inorganically into adjacent and complementary markets Enhance and add strategic partnerships Vision Mission Strategy

A LEADING BRAND PORTFOLIO

Provides leadership and establishes the strategic direction of the Company Electro-Optics Develop, market, and sell electro-optics products Accessories Develop, market, and sell accessories Firearms Develop, market, and sell firearms Manufacturing Services Provide manufacturing services to internal divisions and sell (B2B) manufacturing services externally Shared Services Organization Provides leadership and services across all divisions in functional key business areas such as Finance, IT, HR, EH&S, Legal Firearms Outdoor Products & Accessories Outdoor Recreation Develop, market, and sell outdoor recreation products (e.g. camping, hiking, fishing) Diversify Revenue: By acquiring counter-cyclical / counter-seasonal businesses and selling manufacturing services B2B Harvest Synergies: From current and future divisions Leverage Manufacturing: Capability to serve all divisions and drive deeper vertical integration Delight Customer: By centralizing logistics and driving excellence in customer service Structure & Objectives

Growth Strategy: Consumer

We will build our business around the consumer we <u>already know</u>, based on an existing relationship, which is built on brand trust.

- Enter market segments that match our core consumer's passions and outdoor activities
- Seek brands that mirror our approach to repeatable success: authenticity, relentless innovation, and differentiation in the market
- Support and retain management teams who have an intimate understanding of the end consumer, demonstrated track record of success, and clear point of view on how to "win" in their category
- Ability to leverage existing relationships with potential targets

Completing the Rugged Outdoor Offering ($45-50 Billion Market*)


Shooting / Hunting
Market Size = ~$14 Billion*
Shooting
Hunting
Archery
Camping
Paddling
Core Consumer Activities
Fishing
Hiking
"Outdoor Recreation"
Market Size = ~$30-35 Billion*

** Represents management estimates.*

© 2017 American Outdoor Brands Corp.
All Rights Reserved.

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Growth Strategy: Retailer STRATEGIC RETAILERS BUYING GROUPS DISTRIBUTORS Approximately 2/3 of Consumer Channel Sales (TTM) Note: Additional non big-box, direct retail relationships not included DIRECT DIRECT se Buying Groups: 700 Member Retailers 12,000+ independent retailers INTERNET se DIRECT 2-STEP We will build our business in ways that allow us to optimize retail relationships that are already in place and that serve our existing consumer.

Acquisition Strategy: Focus on companies that have achieved success through talented management teams, trusted brands, and market leadership. Then: PRESERVE THE ELEMENTS OF SUCCESS: Talent Brand Sales & Marketing New Product Development Operations Management MOVE DISTRACTIONS TO SHARED SERVICES: Human Resources Accounting/Finance Information Technology Program Management Legal/Compliance EH&S REPEAT: Building a relationship of trust and credibility with consumers, retailers, and target acquisitions.

Adjusted NICS CY February 2017 Handguns (15.4)% Long Guns (9.9)% (Y/Y ) Source: NSSF The NSSF adjusts FBI NICS data to eliminate background checks associated with permit applications and checks on active CCW permit databases. NSSF adjusted NICS data provides a more accurate picture of market conditions. August and October of 2016 data source is a Smith & Wesson estimate, not NSSF adjusted NICS data for those months. January February March April May June July August September October November December CY'08 655,143 735,314 728,992 625,494 591,123 538,963 551,314 653,380 672,421 847,531 1,210,043 1,184,246 CY'09 847,808 911,043 942,288 817,118 662,956 602,191 602,353 687,252 726,572 841,631 861,575 1,031,344 CY'10 715,309 848,036 861,408 731,955 625,763 602,908 628,125 718,971 770,310 854,563 945,463 1,133,371 CY'11 784,856 963,746 990,840 843,484 696,947 679,840 680,258 815,858 878,345 945,088 1,101,076 1,410,937 CY'12 920,840 1,266,344 1,189,152 931,660 840,412 846,437 853,355 1,042,924 1,007,259 1,118,994 1,525,177 2,237,731 CY'13 1,790,154 1,634,309 1,501,730 1,185,231 974,457 872,025 855,259 1,016,559 1,034,701 1,113,818 1,308,100 1,510,529 CY'14 970,510 1,264,010 1,224,705 988,726 877,655 805,571 816,588 989,337 1,024,272 1,174,797 1,329,688 1,624,524 CY'15 1,052,441 1,280,825 1,187,823 987,698 918,707 886,825 946,528 1,031,959 1,071,945 1,211,478 1,432,451 2,235,560 CY'16 1,362,847 1,487,274 1,289,670 1,111,205 928,532 1,140,088 1,210,731 1,211,989 1,156,961 1,364,114 1,662,338 1,845,847 CY'17 1,038,365 1,298,208 0 500,000 1,000,000 1,500,000 2,000,000 2,500,000 February 17' compared to February 16' shows a (12.7%) decrease.

FYQ1 FYQ2 FYQ3 FYQ4 Adjusted NICS FY February 2017 Source: NSSF The NSSF adjusts FBI NICS data to eliminate background checks associated with permit applications and checks on active CCW permit databases. NSSF adjusted NICS data provides a more accurate picture of market conditions. August and October of 2016 data source is a Smith & Wesson estimate, not NSSF adjusted NICS data for those months. May June July August September October November December January February March April FY'10 662,956 602,191 602,353 687,252 726,572 841,631 861,575 1,031,344 715,309 848,036 861,408 731,955 FY'11 625,763 602,908 628,125 718,971 770,310 854,563 945,463 1,133,371 784,856 963,746 990,840 843,484 FY'12 696,947 679,840 680,258 815,858 878,345 945,088 1,101,076 1,410,937 920,840 1,266,344 1,189,152 931,660 FY'13 840,412 846,437 853,355 1,042,924 1,007,259 1,118,994 1,525,177 2,237,731 1,790,154 1,634,309 1,501,730 1,185,231 FY'14 974,457 872,025 855,259 1,016,559 1,034,701 1,113,818 1,308,100 1,510,529 970,510 1,264,010 1,224,705 988,726 FY'15 877,655 805,571 816,588 989,337 1,024,272 1,174,797 1,329,688 1,624,524 1,052,441 1,280,825 1,187,823 987,698 FY'16 918,707 886,825 946,528 1,031,959 1,071,945 1,211,478 1,432,451 2,235,560 1,362,847 1,487,871 1,297,275 1,130,238 FY'17 928,532 1,140,088 1,210,731 1,211,989 1,156,961 1,364,114 1,662,338 1,845,847 1,038,365 1,298,208 0 500,000 1,000,000 1,500,000 2,000,000 2,500,000 February '17 compared to February '16 shows a (12.7%) decrease.

Adjusted NICS Increased An Average of 7.5% Annually Over 10 Years* *CY07 – CY17 Source: NSSF, Smith & Wesson, and https://www.fbi.gov/about-us/cjis/nics

NICS Permit Checks Source: https://www.fbi.gov/about-us/cjis/nics

Firearms Our Firearms Segment consists of our Firearms Division and our Manufacturing Services Division. Our Firearms Division manufactures products from our Massachusetts, Maine, and Connecticut facilities. These include revolvers, pistols, rifles, handcuffs, and related products sold through a distribution chain and directly to consumers and international, state, and federal governments. Our Manufacturing Services Division provides forging, precision molding, and other services to internal and external customers. $197.0 million in sales, + 1.2% Y/Y 84% of total sales 41.3% gross margin Q3 FISCAL 2017

Overview Firearms Business Smith & Wesson® - The #1 Firearms Brand in America Leads all firearm manufacturers in total aided brand awareness Leads in critical attribute ratings: Reliability, durability, and accuracy Most owned and considered revolver brand in the market: 1 of every 2 revolvers owned is a Smith & Wesson Endorser brand to M&P® Source: Smith & Wesson Handgun A&U Research - December 2011 & Tracking Survey June 2015 & Smith & Wesson Awareness Tracking – Gen Pop – July 2015

Firearms – Our Vision “Our Vision Is To Be The Leading Firearms Manufacturer” Our mission is to continue to enhance our position as one of the world’s leading firearms manufacturers by designing, producing and marketing high quality innovative firearms and related products that meet the needs and desires of consumers and professionals Grow our brands with the consumer Take market share Develop innovative products that excite the consumer Enhance and add strategic partnerships to drive growth in related market segments

A Trusted Name M&P® is a trusted consumer brand with a strong family of products (e.g. M&P Shield® pistols) New Platform Like our first M&P launched 10 years ago, the M&P M2.0™ pistol is a new platform Future Expansion Multiple new product additions and line extensions in 2017 New for SHOT SHOW 2017

“ Smith & Wesson’s NEW .22 CRUSHES the COMPETITION “ “ …..Great features and fine shooting make it one of the most dependable, easily modified, accurate, and shooter-friendly semiautomatic .22 pistols the author has every fired. ” “ the 39oz SW22 is well balanced and points naturally. It has an excellent grip angle. It’s very accurate. “ ®

Performance Center® New Products

Performance Center® by Smith&Wesson®



M&P®45 SHIELD™ PORTED

The Performance Center M&P45 SHIELD pistol takes the amazing firearm and adds factory ported barrels and slides.



M&P10 6.5 CREEDMOOR



No round is hotter right now than the 6.5 Creedmoor and when we let the artists from the Performance Center loose, they created the ultimate version – the M&P10 6.5 Creedmoor rifle. With a precision, two-stage match trigger, and a 15-inch free-float Troy® Alpha Rail® with M-LOK® handguard, Magpul® buttstock, and pistol grip. The threaded 20-inch barrel sends rounds down range with unbelievable accuracy. This rifle is a long-range shooter's dream.

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Overview Manufacturing Services Business Provide Competitive Advantage Continue to provide unique competitive advantage to Firearms and other divisions through close internal collaboration (S&OP) and access to world class manufacturing and supply chain operations Access New Markets Meaningful revenue stream diversification into markets such as automotive, oil and gas exploration, aerospace, and medical. Vision To be the premier metalworking and plastic injection molding solutions provider to our partners Mission We aim to make the complicated simple. Leveraging over 160 years of manufacturing expertise we combine highly skilled engineering resources with world class manufacturing operations to deliver design to full scale production solutions for our partners. Values Pride in Workmanship Customer focus Engaged Employees Reliable and Repeatable Quality Operational Execution Non Negotiables Safe work Environment Respectful Workplace Ethical Business Practices

$100 Million We will expand organically with new and existing customer base and markets. Additionally, we will enter new markets through inorganic growth. Achieve external B2B industrial sales exceeding $100MM within 5 years Profitability We constantly strive for efficiency and cost control to maintain a competitive price, however we are not a low cost producer. We excel at providing speed to market, highly skilled technical staff, world class quality, and on time delivery. Our overall gross margins will support our total company business model High Volume For over 160 years the legacy and continuing success of the manufacturing division is in producing high volumes of precision engineered parts with Reliability and Repeatability. Our manufacturing processes, organizations, and systems are designed to provide a unique competitive advantage in this market. We will focus solely on contract manufacturing versus job shop work. High Tech Core to the Smith & Wesson brand is the reputation of world class quality in both design and manufacturing, which is borne from world class engineering staff. Therefore, a core aspect of our culture is ensuring that we provide an environment for these skills to shine. Our technical expertise is a clear differentiating factor for our partners Long Term Keys to Success Manufacturing Services Partnership In order to achieve our vision for success, we need our customers to have an unusually simple experience with us in all that we do. We are selling highly complex products and services, and yet our main competitive advantage will be the simplicity of doing business with us, driving loyal partnerships. We must make the customer’s life easy in everything we do.

Targeted Growth Manufacturing Services Target Markets

Outdoor Products & Accessories $194.5 million in sales, + 57.5% Y/Y 83% of total sales 42% gross margin Q2 FISCAL 2017 $36.5 million in sales, 126.2% Y/Y ($19.6 million relates to acquisitions in Q3) 16% of total company sales 49.1% gross margin (Excluding fair value inventory step-up and backlog expense related to the acquisitions, gross margin was 51.2%) The Accessories Division was established in December 2014 with the acquisition of Battenfeld Technologies (BTI) in Missouri. We acquired the assets of Taylor Brands, thereby eliminating a licensee and adding several knife brands to our accessories portfolio and in November 2016 we added UST, a provider of survival and camping equipment. An Electro-Optics Division was established in August 2016 with the acquisition of Crimson Trace Corporation (CTC) in Oregon, a leader in laser sighting and tactical lighting. Q3 FISCAL 2017

Overview Accessories Business Established in 2014 with our acquisition of Battenfeld Technologies, Inc., our Accessories Division is an Industry leading manufacturer of shooting, reloading, gunsmithing, gun cleaning, cutlery, camping, and survival gear that are sold to consumers under a variety of well-known and widely respected brand names.

Accessories Business Model: Design/Source/Distribute Product Innovation Design/manufacturing process diversity Highly efficient “component level sourcing” Comprehensive distribution network Long term relationship with key industry accounts Efficient advertising and marketing approach

Lorem ipsum dolor sit amet consectetur etiam semper sit amet Accessories Business Strategy Build the Business for Healthy Financial Performance Innovation Throughout the Organization Highly Capable Workforce Integrate/Optimize A combination of organic and inorganic growth Develop innovative products and implement industry-leading marketing and sales strategies Develop our employees for the future and achieve a scalable, long term organizational structure Achieve operational excellence

Accessories Business New for 2017 SHOT Show

Accessories Business BTI Tools & UST – New for 2017 SHOT Show BTI Tools New Products Over 100 new items across 5 brands Schrade® = 31 OldTimer® = 6 Uncle Henry® = 5 Imperial™ = 25 S&W® = 26 M&P® = 8 UST™ New Products Over 60 items launching in 2017 in Key Gear® and UST Brands © 2017 American Outdoor Brands Corp. All Rights Reserved.

Electro-Optics Business In August of 2016, we established our Electro-Optics Division with the acquisition of Crimson Trace, a key supplier and the undisputed leader in laser sighting and tactical lighting systems. Founded 22 years ago, Crimson Trace has generated a ten-year compound annual growth rate in revenue of more than 10%. With its robust new product development capability and market leadership position, Crimson Trace provides a solid framework for growth. Although Crimson Trace has been narrowly focused on the laser sighting market, its management team now views the Electro-Optics market in its entirety. This is a broad and sizeable category that includes products such as various sights, aiming and ranging devices, magnifiers and scopes for a variety of applications.

Acquired by SWHC in August, 2016 Launched LiNQ™, the World’s First Wirelessly Activated Laser / Light System Awarded National Rifle Association (NRA) 2017 Golden Bullseye Award for Accessory of the Year Launched LASERGUARD® PRO Compact Light / Laser System for Polymer Frame Handguns Crimson Trace Classroom Laser Training and Education Program Presented to Over 350 Independent Dealers and 2,700 Retail Store Personnel Released 250th New Product; Shipped 3 Millionth Unit Highlights

Growth Strategy



Crimson Trace

- Organic:
  - Continue growing laser sight market and increasing laser attachment rate
    - "Standard Equipment" for Personal Defense Firearms
    - OEM Sales Strategy
  - Innovative products and technologies that serve real-life needs
    - LiNQ™ wireless activation system
    - Laserguard® Pro™
    - New Platforms & Line Extensions
  - Operational Excellence
    - Maintain Favorable Margins
    - Improve Efficiency
- Inorganic:
  - Expand focus outward to address ~$2B Electro-Optics Market
  - Acquire Leading, Profitable Brands in High-Value Categories
  - Acquire Complementary Tuck-In Companies
  - Leverage / Harvest Synergies

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© 2017 American Outdoor Brands Corp.
All Rights Reserved.

New for SHOT 2017



Crimson Trace

LinQ

Wirelessly Activated Laser / Light System for MSR
Simple, secure technology extends Crimson Trace's hallmark instinctive activation design to popular MSR platforms.

LASERGUARD® PRO™

Compact, rugged 150-lumen tactical light combined with red or green aiming laser. Designed for popular concealed carry polymer handguns.

MS | MASTER SERIES

Master Series™ Lasergrips® for 1911. Premium-quality wood and G-10 grip materials seamlessly integrated with best-in-class red or green laser system.

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© 2017 American Outdoor Brands Corp.
All Rights Reserved.

Outdoor Recreation Business

Opportunity to build rich, diverse product and brand platform across rugged outdoor enthusiast markets

Example Product Categories & Items within Outdoor Recreation Market

Camping & Hiking	• Backpacks & Bags	*Backpacking packs, day packs*
	• Camp Cooking	*Stoves, cookware, utensils, coolers*
	• Tents	*Backpacking tents, camping tents, shelters*
	• Camping Electronics	*GPS, portable power, lighting*
	• Health & Safety	*First aid, emergency gear, insect protection*
	• Camp Furniture	*Chairs, tables, hammocks*
	• Sleeping Gear	*Sleeping bags, pads, cots*
	• Hiking-Assist Gear	*Trekking Poles, compasses, tools*
	• Hydration	*Bottles, hydration packs*
Fishing	• Rods & Reels	*Casting, spinning, saltwater and fly-fishing*
	• Lures	*Hard, soft, and swimbaits; jigs and rigs*
	• Storage	*Tackle boxes, bags*
	• Line	*Fishing line, leaders*
	• Tools & Gear	*Fillet knives, pliers/tools, nets, rulers/scales, finders*
Paddling	• Kayaks & Canoes	*Fishing, touring, recreational, inflatable*
	• Small Craft	*Pontoons, float tubes*
	• Equipment	*Paddles, skirts, electronics*
	• Storage	*Racks, rod holders/storage, waterproof containers*
Archery	• Bows	*Vertical bows, crossbows*
	• Arrows / Broadheads	*Arrows, shafts, broadheads*
	• Shooter-Assist	*Sights, releases, rests, stabilizers*
	• Other	*Quivers, bow cases, targets, string*



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© 2017 American Outdoor Brands Corp.
All Rights Reserved.

Internal Service Provider to All Divisions for: Human Resources Accounting & Finance Information Systems Program Management Legal & Compliance Environmental Health & Safety Lorem ipsum dolor sit amet consectetur etiam semper sit amet Administrative Synergies & Efficiencies End-to-end services employing consistent infrastructure Cuts cross organizational boundaries Frees up divisions to focus their energy on operations, innovation, sales & marketing development, growth Synergies we identify within acquisition targets allow us to be more competitive on pricing Shared Services Organization

Positioning Our Company For Future Growth Our objective is to leverage our focused, multi-divisional structure to drive both organic and inorganic growth as well as value creation With strong leadership teams operating each division, we can unlock further value, while we explore acquisitions that have the potential to add value and expand our addressable market: Tuck-in to existing divisions or operate as standalone divisions within our scalable operating structure Deliver strong brands and products that serve the needs, wants, and desires of our core consumers Meet strict criteria for return on investment (ROI) and have an acceptable level of risk Build upon our record of execution and long-term shareholder value creation Long-term quarterly gross margin target range: 37-41% (Margins vary among quarters due to absorption impacts of seasonality, factory shutdowns, and holidays) Long-term Adjusted EBITDAS margin target: Above 20%

Financial Review © 2017 American Outdoor Brands Corp. All Rights Reserved.

Annual Revenue U.S.$ Millions Note: Excludes Walther sales – an agreement which ended in Fiscal 2013 Note: Guidance for revenue, GAAP earnings per share, non-GAAP earnings per share, tax rate and share count reflects information as of March 2, 2017. The Company is not updating any of this guidance to the present date nor does its inclusion constitute a reiteration or modification of this information. *See Appendices for GAAP to non-GAAP reconciliations. Estimate

Note: Guidance for revenue, GAAP earnings per share, non-GAAP earnings per share, tax rate and share count reflects information as of March 2, 2017. The Company is not updating any of this guidance to the present date nor does its inclusion constitute a reiteration or modification of this information. *See Appendices for GAAP to non-GAAP reconciliations. U.S. $ = Represents GAAP Diluted Earnings Per Share Estimates = Represents non-GAAP

U.S.$ Millions $211 $234 +11% +126% +1% Quarterly Revenue $131

GROSS MARGIN OPERATING PROFIT MARGIN ADJUSTED EBITDAS MARGIN = Represents non-GAAP: See Appendices for GAAP to non-GAAP reconciliations. Quarterly Margins

NET INCOME = Represents non-GAAP: See Appendices for GAAP to non-GAAP reconciliations. DILUTED EPS NA NA NA NA U.S.$ Millions Profitability

CONDENSED INCOME STATEMENT   For three months ended For the nine months ended       January 31, 2017 January 31, 2016 January 31, 2017 January 31, 2016   (U.S.$ Thousands, except per share data) Net sales $233,523 $210,786 $674,002 $501,791 Cost of sales 134,212 124,128 389,517 300,048 Gross profit 99,311 86,658 284,485 201,743 Total operating expenses 49,102 36,510 129,597 99,996 Operating income 50,209 50,148 154,888 101,747 Total other (expense)/income (1,947) (2,084) (6,165) (11,592) Income taxes 15,809 16,630 48,562 31,844 Net income 32,453 31,434 100,161 58,311 Net income per share – Diluted $0.57 $0.56 $1.75 $1.05 Weighted average shares outstanding – Diluted 57,127 55,981 57,166 55,784 Income Statement

CONDENSED BALANCE SHEET     CONDENSED CASH FLOWS     For the period ending: (U.S.$ Thousands)   For the nine months ended: (U.S.$ Thousands)         January 31, 2017 April 30, 2016     January 31, 2017 January 31, 2016   Cash and cash equivalents $ 54,253 $ 191,279 Net cash provided by operating activities $ 109,524 $ 73,743 Accounts receivable 72,919 57,792 Net cash used in investing activities (237,702) (18,842) Inventories 128,096 77,789 Net cash (used in)/provided by financing activities (8,848) 8,097 Other current assets 7,310 6,371 Net (decrease)/increase in cash $ (137,026) $ 62,998 Total current assets 262,578 333,231 Long-term assets 477,142 286,272 Total assets $ 739,720 $ 619,503     Current liabilities $ 134,538 $ 122,592 Other non-current liabilities 30,897 22,531 Notes payable, net of current portion 161,990 166,564 Total liabilities 327,425 311,687 Total equity 412,295 307,816 Total liabilities & equity $ 739,720 $ 619,503     Balance Sheet & Cash Flow

Optimizing capital efficiency, lowering the weighted average cost of capital, and strengthening the balance sheet to support future growth initiatives Issued $75M of 5.000% Senior Notes due 2018 Expanded credit facility from $75M to $125M Borrowed $100M toward the acquisition of BTI (the company’s new accessories division) Repaid entire $100M prior to April 2015 utilizing cash flows from operations Expanded credit facility from $125M to $175M Added $105M Term Loan A due 2020 (Interest rate 3.06%) Repurchased $100M of 5.875% Senior Notes due 2017 with 2.9375% call premium SHARE REPURCHASE PROGAM HIGHLIGHTS (through February 2017) $165M in cumulative share repurchases since 2012 (14.4M shares) Represents 21.7% reduction in public float $50M repurchase authorized by the Board of Directors in June 2015 – expires June 2017 JULY 2014 DECEMBER 2014 APRIL/JUNE 2015 Expanded the company’s existing revolving line of credit from $175M to $350M Increased the company’s option to further expand its credit commitment from $50M to $150M Increase in overall credit commitment from $225M to $500M OCTOBER 2016 Key Finance Activities

Note: Guidance for revenue, GAAP earnings per share, non-GAAP earnings per share, tax rate, and share count reflects information as of March 2, 2017. The Company is not updating any of this guidance to the present date nor does its inclusion constitute a reiteration or modification of this information. *See Appendices for GAAP to non-GAAP reconciliations. (Fiscal Year Ending April 30) Financial Guidance FISCAL FOURTH QUARTER 2017 Estimate Revenue $200M to $220M GAAP Earnings Per Share $0.26 to $0.36 Non-GAAP Earnings Per Share* $0.32 to $0.42 FISCAL YEAR 2017 Estimate Revenue $874M to $894M GAAP Earnings Per Share $2.0099999999999998 to $2.11 Non-GAAP Earnings Per Share* $2.33 to $2.4300000000000002 Tax Rate 0.36 Share Count 57.2M

Appendices © 2017 American Outdoor Brands Corp. All Rights Reserved.

Experienced Leadership JAMES DEBNEY PRESIDENT & CHIEF EXECUTIVE OFFICER JEFFREY D. BUCHANAN EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER, CHIEF ADMINISTRATIVE OFFICER & TREASURER 20+ years: multinational consumer and business-to-business environments, including President of Presto Products Co., a $500 million business unit of Alcoa Consumer Products 25+ years: public and private company experience in financial management and law; CFO for publicly traded, global manufacturing company; law firm partner; public company board member

Experienced Leadership



MATT BUCKINGHAM

PRESIDENT, FIREARMS

Firearms industry professional with 12+ years in firearms operations management and executive leadership, including serving as President of Brownell's, Inc., a recognized industry leader in firearms parts and accessories.



JIM GIANLADIS

PRESIDENT, ACCESSORIES

Sporting goods veteran with over 20 years experience in the industry, including marketing, merchandising and executive leadership at companies including Cabela's and Sportsman's Supply.



BRIAN MURPHY

PRESIDENT, OUTDOOR RECREATION

Experienced leader with ability to create and lead teams, build /run business operations, and apply transactional and industry experience, including most recent role as VP of Corporate Development for Vista Outdoor.



MARK SMITH

PRESIDENT, MANUFACTURING SERVICES

Experienced operations and supply chain executive with 17+ years experience in industry and consulting, with wide ranging experience from turnarounds to leading M&A initiatives for Fortune 500 and diversified international corporations.



LANE TOBIASSEN

PRESIDENT, ELECTRO-OPTICS

Consumer products executive with 17+ years experience with Danner, LaCrosse, and Crimson Trace, as well as a track record of delivering superior financial and operational results in competitive, multi-channel business segments.

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© 2017 American Outdoor Brands Corp.
All Rights Reserved.

Income Statement January 31, 2017 January 31, 2016 January 31, 2017 January 31, 2016 Net sales $ 233,523 $ 210,786 $ 674,002 $ 501,791 Cost of sales 134,212 124,128 389,517 300,048 Gross profit 99,311 86,658 284,485 201,743 Operating expenses: Research and development 2,764 2,521 7,614 7,612 Selling and marketing 15,052 11,505 36,773 33,260 General and administrative 31,286 22,484 85,210 59,124 Total operating expenses 49,102 36,510 129,597 99,996 Operating income 50,209 50,148 154,888 101,747 Other expense, net: Other expense, net (8) (5) (37) (17) Interest expense, net (1,939) (2,079) (6,128) (11,575) Total other expense, net (1,947) (2,084) (6,165) (11,592) Income from operations before income taxes 48,262 48,064 148,723 90,155 Income tax expense 15,809 16,630 48,562 31,844 Net income 32,453 31,434 100,161 58,311 Net income per share: Basic $ 0.58 $ 0.57 $ 1.78 $ 1.07 Diluted $ 0.57 $ 0.56 $ 1.75 $ 1.05 Weighted average number of common shares outstanding: Basic 56,342 54,857 56,208 54,508 Diluted 57,127 55,981 57,166 55,784 (In thousands, except per share data) For the Three Months Ended AMERICAN OUTDOOR BRANDS CORPORATION AND SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited) For the Nine Months Ended

GAAP to Non-GAAP Reconciliation

RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES
(Dollars in thousands, except per share data)
(Unaudited)

	For the Three Months Ended				For the Nine Months Ended			
	January 31, 2017		January 31, 2016		January 31, 2017		January 31, 2016	
	$	% of Sales	$	% of Sales	$	% of Sales	$	% of Sales
GAAP gross profit	$ 99,311	42.5%	$ 86,658	41.1%	$ 284,485	42.2%	$ 201,743	40.2%
Fair value inventory step-up and backlog expense	777	0.3%	—	—	4,601	0.7%	—	—
Discontinued operations	—	—	—	—	—	—	52	0.0%
Non-GAAP gross profit	$ 100,088	42.9%	$ 86,658	41.1%	$ 289,086	42.9%	$ 201,795	40.2%
GAAP operating expenses	$ 49,102	21.0%	$ 36,510	17.3%	$ 129,597	19.2%	$ 99,996	19.9%
Amortization of acquired intangible assets	(5,620)	-2.4%	(2,652)	-1.3%	(12,730)	-1.9%	(7,381)	-1.5%
Accessories transition costs	(63)	0.0%	(10)	0.0%	(63)	0.0%	(161)	0.0%
Discontinued operations	(22)	0.0%	(21)	0.0%	(66)	0.0%	(65)	0.0%
DOJ/SEC costs including insurance recovery costs	—	—	(9)	—	—	—	1,781	0.4%
Corporate rebranding expenses	(525)	-0.2%	—	—	(525)	-0.1%	—	—
Acquisition-related costs	(629)	-0.3%	(27)	0.0%	(3,785)	-0.6%	(27)	0.0%
Non-GAAP operating expenses	$ 42,243	18.1%	$ 33,791	16.0%	$ 112,428	16.7%	$ 94,143	18.8%
GAAP operating income	$ 50,209	21.5%	$ 50,148	23.8%	$ 154,888	23.0%	$ 101,747	20.3%
Fair value inventory step-up and backlog expense	777	0.3%	—	—	4,601	0.7%	—	—
Amortization of acquired intangible assets	5,620	2.4%	2,652	1.3%	12,730	1.9%	7,381	1.5%
Accessories transition costs	63	0.0%	10	0.0%	63	0.0%	161	0.0%
Discontinued operations	22	0.0%	21	0.0%	66	0.0%	117	0.0%
DOJ/SEC costs including insurance recovery costs	—	—	9	—	—	—	(1,781)	-0.4%
Corporate rebranding expenses	525	0.2%	—	—	525	0.1%	—	—
Acquisition-related costs	629	0.3%	27	—	3,785	0.6%	27	0.0%
Non-GAAP operating income	$ 57,845	24.8%	$ 52,867	25.1%	$ 176,658	26.2%	$ 107,652	21.5%
GAAP net income	$ 32,453	13.9%	$ 31,434	14.9%	$ 100,162	14.9%	$ 58,311	11.6%
Bond premium paid	—	—	—	—	—	—	2,938	0.6%
Fair value inventory step-up and backlog expense	777	0.3%	—	—	4,601	0.7%	—	—
Amortization of acquired intangible assets	5,620	2.4%	2,652	1.3%	12,730	1.9%	7,381	1.5%
Debt extinguishment costs	—	—	—	—	—	—	1,723	0.3%
Accessories transition costs	63	0.0%	10	0.0%	63	0.0%	161	0.0%
Discontinued operations	22	0.0%	21	0.0%	66	0.0%	117	0.0%
DOJ/SEC costs including insurance recovery costs	—	—	9	0.0%	—	—	(1,781)	-0.4%
Corporate rebranding expenses	525	0.2%	—	—	525	0.1%	—	—
Acquisition-related costs	629	0.3%	27	0.0%	3,785	0.6%	27	0.0%
Tax effect of non-GAAP adjustments	(2,497)	-1.1%	(941)	-0.4%	(7,119)	-1.1%	(3,889)	-0.8%
Non-GAAP net income	$ 37,592	16.1%	$ 33,212	15.8%	$ 114,813	17.0%	$ 64,988	13.0%
GAAP net income per share - diluted	$ 0.57		$ 0.56		$ 1.75		$ 1.05	
Bond premium paid	—		—		—		0.05	
Fair value inventory step-up and backlog expense	0.01		—		0.08		—	
Amortization of acquired intangible assets	0.10		0.05		0.22		0.13	
Debt extinguishment costs	—		—		—		0.03	
Accessories transition costs	—		—		—		—	
Discontinued operations	—		—		—		—	
DOJ/SEC costs including insurance recovery costs	—		—		—		(0.03)	
Corporate rebranding expenses	0.01		—		0.01		—	
Acquisition-related costs	0.01		—		0.07		—	
Tax effect of non-GAAP adjustments	(0.04)		(0.02)		(0.12)		(0.07)	
Non-GAAP net income per share - diluted	$ 0.66		$ 0.59		$ 2.01		$ 1.16	

51

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All Rights Reserved.

GAAP to Non-GAAP Reconciliation Adjusted EBITDAS January 31, 2017 January 31, 2016 GAAP net income 32,453 $ 31,434 $ Interest expense 1,854 2,140 Income tax expense 15,809 16,630 Depreciation and amortization 12,974 9,555 Stock-based compensation expense 2,465 1,639 Fair value inventory step-up and backlog expense 777 — Acquisition-related costs 629 27 Corporate rebranding expenses 525 — Discontinued operations 22 21 Accessories transition costs 63 10 DOJ/SEC costs — 9 Non-GAAP Adjusted EBITDAS 67,571 $ 61,465 $ January 31, 2017 January 31, 2016 GAAP net income 100,161 $ 58,311 $ Interest expense 6,222 11,714 Income tax expense 48,562 31,844 Depreciation and amortization 35,462 28,372 Stock-based compensation expense 6,383 4,885 Fair value inventory step-up and backlog expense 4,601 — Acquisition-related costs 3,785 27 Corporate rebranding expenses 525 — Discontinued operations 66 117 Accessories transition costs 63 161 DOJ/SEC costs, including insurance recovery costs — (1,781) Non-GAAP Adjusted EBITDAS 205,830 $ 133,650 $ AMERICAN OUTDOORS BRANDS CORPORATION AND SUBSIDIARIES RECONCILIATION OF GAAP NET INCOME TO NON-GAAP ADJUSTED EBITDAS (In thousands) (Unaudited) For the Three Months Ended For Nine Months Ended AMERICAN OUTDOOR BRANDS CORPORATION AND SUBSIDIARIES RECONCILIATION OF GAAP NET INCOME TO NON-GAAP ADJUSTED EBITDAS (In thousands) (Unaudited)

GAAP to Non-GAAP Reconciliation EPS Net sales (in thousands) 200,000 $ 220,000 $ 874,000 $ 894,000 $ GAAP income per share - diluted 0.26 $ 0.36 $ 2.01 $ 2.11 $ Acquisition-related costs — — 0.07 0.07 Amortization of acquired intangible assets 0.09 0.09 0.31 0.31 Corporate rebranding expense — — 0.01 0.01 Fair value inventory step-up and backlog expense — — 0.08 0.08 Transition costs 0.01 0.01 0.01 0.01 Tax effect of non-GAAP adjustments (0.04) (0.04) (0.16) (0.16) Non-GAAP income per share - diluted 0.32 $ 0.42 $ 2.33 $ 2.43 $ Range for the Three Months Ending April 30, 2017 Range for the Year Ending April 30, 2017 AMERICAN OUTDOOR BRANDS CORPORATION NET SALES AND EARNINGS PER SHARE GUIDANCE, INCLUDING GAAP TO NON-GAAP RECONCILIATION (Unaudited)

Free Cash Flow January 31, 2017 January 31, 2016 January 31, 2017 January 31, 2016 Net cash provided by operating activities 48,150 $ 50,982 $ 109,524 $ 73,743 $ Net cash used in investing activities (41,032) (4,678) (237,702) (18,842) Acquisition of businesses, net of cash acquired 33,010 — 211,069 — Receipts from note receivable (15) (15) (58) (56) Free cash flow 40,113 $ 46,289 $ 82,833 $ 54,845 $ For the Three Months Ended For the Nine Months Ended AMERICAN OUTDOOR BRANDS CORPORATION AND SUBSIDIARIES RECONCILIATION OF NET OPERATING CASH FLOW TO FREE CASH FLOW (In thousands) (Unaudited)

Lorem ipsum dolor sit amet consectetur etiam semper sit amet In this presentation, certain non-GAAP financial measures, including “non-GAAP net income,” “Adjusted EBITDAS,” and “free cash flow” are presented. From time-to-time, the company considers and uses these supplemental measures of operating performance in order to provide the reader with an improved understanding of underlying performance trends. The company believes it is useful for itself and the reader to review, as applicable, both (1) GAAP measures that include (i) amortization of acquired intangible assets, (ii) TCA accessories transition costs, (iii) discontinued operations, (iv) DOJ and SEC costs including insurance recovery costs, (v) acquisition-related costs, (vi) fair value inventory step-up and backlog expense, (vii) corporate rebranding expenses, (viii) bond premium paid, (ix) debt extinguishment costs, (x) the tax effect of non-GAAP adjustments, (xi) net cash provided by operating activities, (xii) net cash used in investing activities, (xiii) acquisition of businesses, net of cash acquired, (xiv) receipts from note receivable, (xv) interest expense (xvi) income tax expense, (xvii) depreciation and amortization, and (xviii) stock-based compensation expense; and (2) the non-GAAP measures that exclude such information. The company presents these non-GAAP measures because it considers them an important supplemental measure of its performance. The company’s definition of these adjusted financial measures may differ from similarly named measures used by others. The company believes these measures facilitate operating performance comparisons from period to period by eliminating potential differences caused by the existence and timing of certain expense items that would not otherwise be apparent on a GAAP basis. These non-GAAP measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for the company's GAAP measures. The principal limitations of these measures are that they do not reflect the company's actual expenses and may thus have the effect of inflating its financial measures on a GAAP basis. GAAP to NON-GAAP RECONCILIATION

Elizabeth Sharp Vice President – Investor Relations 2100 Roosevelt Avenue Springfield, MA 01104 Phone: 413 747 6284 Email: lsharp@aob.com www.aob.com